UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2011

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(949) 225-4500
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On May 5, 2011, Autobytel Inc., a Delaware corporation (“Autobytel” or “Company”), announced in a press release its financial results for the quarter ended March 31, 2011.  A copy of Autobytel’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the press release, Autobytel held a telephone conference call that was webcast on May 5, 2011.  Presentation slides referenced during the conference call were available on Autobytel’s website for viewing by call participants.  A transcript of that call together with presentation slides referenced during the conference call are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

The attached press release, transcript and presentation slides contain information that includes the following non-GAAP financial measures as defined in Regulation G adopted by the Securities and Exchange Commission:  “EBITDA,” “Adjusted Operating Expenses,” and “non-GAAP Cash Flow.”  The Company defines EBITDA as net income before (i) interest income (expense); (ii) income tax provision (benefit); and (iii) depreciation and amortization.  The Company defines Adjusted Operating Expenses as GAAP (generally accepted accounting principles) operating expenses adjusted for unusual, infrequent or non-recurring items.  The Company defines non-GAAP Cash Flow as EBITDA plus non-cash stock compensation related to the Company’s grant of stock options and other equity instruments.  The Company believes these non-GAAP financial measures provide important supplemental information regarding the underlying business trends and performance of the Company’s ongoing operations to management and investors.  These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting the Company’s business and results of operations.  These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.  Management strongly encourages investors to review the Company’s consolidated financial statements in their entirety and to not rely on any single financial measure.  Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  In addition, the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items from the Company’s non-GAAP measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring.  The reconciliation of these non-GAAP financial measures to the GAAP financial measures that Autobytel considers most comparable is included in the press release and in the presentation slides included with the call transcript filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The attached press release, transcript and presentation slides are incorporated herein solely for purposes of this Item 2.02 disclosure.  The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing.  In addition, the press release, transcript and presentation slides furnished as exhibits to this report include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, stating that certain statements about Autobytel’s business contained in the press release, transcript and presentation slides are “forward-looking” rather than “historic.”

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated May 5, 2011
99.2	Transcript of Conference Call by Autobytel Inc. held on May 5, 2011 and Call Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 9, 2011
Autobytel Inc.

By:	/s/ Glenn E. Fuller
Glenn E. Fuller
Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated May 5, 2011

99.2	Transcript of Conference Call by Autobytel Inc. held on May 5, 2011 and Call Presentation Slides